UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A

 ___________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CLASSOVER HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Classover Holdings, Inc.

450 7th Avenue, Suite 905

New York, New York 101234

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [JULY 18], 2025

TO THE STOCKHOLDERS OF CLASSOVER HOLDINGS, INC.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Classover Holdings, Inc. (the “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on [July 18], 2025.  The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://______________. Please see “Questions and Answers” in the accompanying proxy statement for more details.

 The special meeting is being held for the purpose of considering and voting upon the following proposals:

•

a proposal to approve the issuance of certain shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), in connection with that certain Equity Purchase Facility Agreement, dated April 30, 2025 (the “EPFA”), by and between the Company and Solana Strategic Holdings LLC (the “EPFA Investor”), and that certain Securities Purchase Agreement, dated May 30, 2025 (the “Note Purchase Agreement”), by and between the Company and Solana Growth Ventures LLC (the “Note Investor”), as required by the listing rules of the Nasdaq Stock Market (the “Nasdaq Proposal”); and

•

a proposal to approve an amendment to the Company’s amended and restated certificate of incorporation (the “charter”) to increase the total number of shares of Class B Common Stock the Company is authorized to issue from 450,000,000 shares to 2,000,000,000 shares (the “Authorized Share Proposal”).

The Nasdaq Proposal and the Authorized Share Proposal are more fully described in the accompanying proxy statement.

The purpose of the Nasdaq Proposal is to authorize the Board to issue the full amount of shares of Common Stock issuable pursuant to the EPFA and Note Purchase Agreement in compliance with the listing rules of the Nasdaq Stock Market (“Nasdaq”), as described in more detail in the section of this proxy statement entitled “The Nasdaq Proposal”.

The purpose of the Authorized Share Proposal is to allow the Company to issue the full amount of shares of Class B Common Stock under the EPFA and Note Purchase Agreement as well as to provide a sufficient number of shares for future use, including for financing purposes, equity compensation purposes and potential strategic acquisitions.

The Company’s board of directors has fixed the close of business on June 23, 2025 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”), and Class B Common Stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are [6,535,014] shares of Class A Common Stock and [17,258,473] shares of Class B Common Stock outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

On the record date, the shares of Common Stock held by Hui Luo, the Company’s Chairwoman and Chief Executive Officer (the “Majority Holder”), and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. Pursuant to a Voting Agreement entered into by the Majority Holder in connection with the Note Purchase Agreement, the Majority Holder has agreed to vote in favor of the Nasdaq Proposal and the Authorized Share Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the Nasdaq Proposal and the Authorized Share Proposal and therefore such proposals will be approved at the special meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR”  the Nasdaq Proposal and “FOR” the Authorized Share Proposal, if presented.

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Enclosed is the proxy statement containing detailed information concerning the Nasdaq Proposal and the Authorized Share Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

June [__], 2025	By Order of the Board of Directors

Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [July 18], 2025: This notice of meeting and the accompanying proxy statement are available at https://______________. This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling (800) 345-9588 or writing the Company at the Company’s principal executive offices at 450 7th Avenue, Suite 905, New York, New York 10123. In order to receive delivery of the requested documents, your request must be received no later than [July 11], 2025.

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Classover Holdings, Inc.

450 7th Avenue, Suite 905

New York, New York 101234

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [JULY 18], 2025

INTRODUCTION

Classover Holdings, Inc. (the “Company,” “we,” “us” or “our”) is providing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the special meeting to be held on [July 18], 2025, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://______________. Please see “Questions and Answers” below for more details.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on two proposals:

•

a proposal to approve the issuance of certain shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), in connection with that certain Equity Purchase Facility Agreement, dated April 30, 2025 (the “EPFA”), by and between the Company and Solana Strategic Holdings LLC (the “EPFA Investor”), and that certain Securities Purchase Agreement, dated May 30, 2025 (the “Note Purchase Agreement”), by and between the Company and Solana Growth Ventures LLC (the “Note Investor”), as required by the listing rules of the Nasdaq Stock Market (the “Nasdaq Proposal”); and

•

a proposal to approve an amendment to the Company’s amended and restated certificate of incorporation (the “charter”) to increase the total number of shares of Class B Common Stock the Company is authorized to issue from 450,000,000 shares to 2,000,000,000 shares (the “Authorized Share Proposal”).

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On the record date, the shares of Common Stock held by Hui Luo, the Company’s Chairwoman and Chief Executive Officer (the “Majority Holder”), and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. Pursuant to a Voting Agreement entered into by the Majority Holder in connection with the Note Purchase Agreement, the Majority Holder has agreed to vote in favor of the Nasdaq Proposal and the Authorized Share Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the Nasdaq Proposal and the Authorized Share Proposal and therefore such proposals will be approved.

Q. Why is the Company proposing the Nasdaq Proposal?

A. Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities pursuant to any agreement in excess of 19.99% of the outstanding common stock at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement for the transaction; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction (the “Minimum Price”).  Each of the EPFA and Note Purchase Agreement provides for the issuance of shares of Class B Common Stock at prices that could be below the Minimum Price.  Additionally, under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of the Company.  The issuance of securities pursuant to the EPFA and Note Purchase Agreement could result in a change of control.  Accordingly, stockholder approval is required to comply with Nasdaq listing rules before we can issue the full amount of shares of Class B Common Stock pursuant to the EPFA and Note Purchase Agreement.

Allowing the Company to issue the full amount of securities pursuant to the EPFA and Note Purchase Agreement will aid in the Company’s advancement of its Solana-centric digital asset treasury strategy, as described in more detail in the Company’s other filings with the SEC, pursuant to which we will, subject to certain limitations, allocate a significant portion of the proceeds received from the sale of any shares under the EPFA to the purchasing, long-term holding, and staking of Solana tokens, or SOL, including operating Solana validators to earn staking rewards and contribute to the network’s security and decentralization and reinvesting staking yields to further expand our Solana holdings and strengthen our engagement within the Solana ecosystem.

Q. Why is the Company proposing the Authorized Share Proposal?

A. The Company is proposing the Authorized Share Proposal to allow the Company to issue the full amount of shares of Class B Common Stock under the EPFA and Note Purchase Agreement as well as to provide a sufficient number of shares for future use, including for financing purposes, equity compensation purposes and potential strategic acquisitions.

Q. How do the Company’s Majority Holder, executive officers, directors and affiliates intend to vote their shares?

A. On the record date, the shares of Common Stock held by the Majority Holder and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately  91% of the Company’s voting power. Pursuant to a Voting Agreement entered into by the Majority Holder in connection with the Note Purchase Agreement, the Majority Holder has agreed to vote in favor of the Nasdaq Proposal and the Authorized Share Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the Nasdaq Proposal and the Authorized Share Proposal and therefore such proposals will be approved at the special meeting.

Q. What vote is required to adopt each proposal?

A. Nasdaq Proposal.    Approval of the Nasdaq Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock represented in person or by proxy at the meeting and entitled to vote on such proposal. As indicated above, on the record date, the shares of Common Stock held by the Majority Holder and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. Accordingly, we will not need any other shares to be voted in favor of the Nasdaq Proposal to have it approved.

Authorized Share Proposal.    Approval of the Authorized Share Proposal will require the affirmative vote of stockholders holding a majority of the total shares of Common Stock outstanding on the record date. As indicated above, on the record date, the shares of Common Stock held by the Majority Holder and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. Accordingly, we will not need any other shares to be voted in favor of the Authorized Share Proposal to have it approved.

Q. What if I don’t want to vote for one or all of the proposals?	A. If you do not want to vote for the Nasdaq Proposal and/or the Authorized Share Proposal, you must abstain, not vote, or vote against such proposal.

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Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s offices at 450 7th Avenue, Suite 905, New York, New York 10123.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes (which are described below).  Abstentions will have the effect as a vote against the Nasdaq Proposal and Authorized Share Proposal. Broker non-votes should not occur, as discussed below.  However, if any broker non-votes do occur, they will have no effect on the Nasdaq Proposal and will have the effect of a vote against the Authorized Share Proposal.

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Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-routine items for which you do not give your broker instructions, your broker does not have discretion to vote shares held in street name, and accordingly a “broker non-vote” may occur. We expect that all the matters to be considered at the meeting will be treated as non-routine matters.  Because your broker may not vote on any matter unless your broker receive instructions from you, we do not expect broker non-votes to occur with respect to any matter.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding Common Stock on the record date are represented by stockholders present at the special meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by submitting a ballot at the special meeting. Shares subject to abstentions and broker non-votes, if any, will be counted towards the quorum requirement, provided that the shares are entitled to be voted on at least one matter.

Notwithstanding the foregoing, as indicated above, on the record date, the shares of Common Stock held by the Majority Holder and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. Accordingly, it is expected that a quorum will be present.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s Common Stock at the close of business on June 23, 2025 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, [6,535,014]  shares of Class A Common Stock and [17,258,473] shares of Class B Common Stock were outstanding and entitled to vote at the special meeting.  Each share of Class A Common Stock has the voting power of twenty-five votes and each share of Class B Common Stock has the voting power of one vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the special meeting by submitting a ballot at the meeting or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Nasdaq Proposal and Authorized Share Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Nasdaq Proposal and “FOR” the  Authorized Share Proposal.

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Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company Common Stock, you may vote in person (virtually) at the special meeting by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person (virtually) if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person (virtually) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Classover Holdings, Inc. 450 7th Avenue, Suite 905 New York, New York 10123 Attn: Hui Lou Telephone: (800) 345-9588
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements including within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this proxy statement are “forward-looking statements” for purposes of this proxy statement. These statements involve known and unknown risks, uncertainties, assumptions and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “target,” “predict,” “project,” “contemplate,” “should,” “will,” “would,” “continue” or the negative or plural of those terms or other similar expressions.

The forward-looking statements in this proxy statement are only predictions. We based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Risks, uncertainties and assumptions that may cause actual results to differ materially from current expectations include, among other things, those set forth in under the caption “Risk Factors” in this proxy statement and the Company’s filings with the SEC, as such factors may be updated from time to time.

Any forward-looking statement in this proxy statement reflects our current view with respect to future events, speaks only as of the date of this proxy statement, and is subject to these and other risks, uncertainties and assumptions. Given these uncertainties, you should not rely on these forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our information may be incomplete or limited and we cannot guarantee future results. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by law, we do not plan, and assume no obligation, to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

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BACKGROUND

The Company

The Company operates through its wholly-owned subsidiary Class Over, Inc. We provide comprehensive online interactive live courses for K-12 students in the United States and around the globe. Our curriculum is designed to meet the needs of different age groups and learning levels, covering a wide variety of subjects to enhance students' academic achievements and interest in exploration. We offer both interest-oriented classes and test preparation courses for various exams and competitions. With our innovative approach, we aim to transcend the boundaries of traditional education by offering students a comprehensive set of lifelong skills and capabilities, including creativity, critical thinking, and problem-solving, in an engaging and interactive environment.

On April 30, 2025, we entered into the EPFA. Pursuant to the EPFA, subject to certain conditions precedent contained therein, we have the right to issue and sell to the EPFA Investor, and the EPFA Investor shall purchase from us, up to an aggregate of $400 million in newly issued shares of Common Stock; provided, however, that we agreed we would not issue a number of shares of Common Stock in excess of 19.9% of the issued and outstanding shares of Common Stock on the date of the EPFA without first obtaining stockholder approval for such issuance as required by Nasdaq rules.

On May 30, 2025, we entered into the Note Purchase Agreement with the Note Investor.  Pursuant to the Note Purchase Agreement, subject to certain conditions precedent contained therein, we may sell to the Note Investor up to an aggregate of $500 million in newly issued senior secured convertible notes (the “Notes”). On June 6, 2025, we consummated the initial sale of $11 million of Notes pursuant to the Note Purchase Agreement.  The Note Investor now has the sole option, upon one business day’s notice, to cause us to sell up to an additional $339 million of Notes and, subject to mutual agreement, we and the Note Investor may agree to sell up to an additional $150 million of Notes.  Pursuant to the Note Purchase Agreement, we agreed that, within seventy five (75) days of the initial closing date, we would hold a special meeting of stockholders providing for the approval of the issuance of all of the securities pursuant to the Note Purchase Agreement in excess of 19.99% of the Company’s issued and outstanding Common Stock so as to be in compliance with the Nasdaq rules.

Additionally, the Company’s Board has determined that it is in the best interests of the Company and its stockholders to approve the Authorized Share Proposal to allow the Company to issue the full amount of shares of Class B Common Stock under the EPFA and Note Purchase Agreement as well as to provide a sufficient number of shares for future use, including for financing purposes, equity compensation purposes and potential strategic acquisitions.

Accordingly, the Board approved the Nasdaq Proposal and the Authorized Share Proposal and recommends that our stockholders approve the same.

The mailing address of the Company’s principal executive office is, 450 7th Avenue, Suite 905, New York, New York 10123, and its telephone number is (800) 345-9588.

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RISK FACTORS

The following risk factors, together with the other information in this proxy statement, should be carefully considered before deciding whether to vote to approve the Nasdaq Proposal and the Authorized Share Proposal as described in this proxy statement. In addition, stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks regarding the proposals that we currently believe are the material risks of which our stockholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.

Risks related to the Equity Purchase Facility Agreement, Note Purchase Agreement and Solana Holdings

The EPFA Investor will pay less than the then-prevailing market price for our Class B Common Stock.

The Class B Common Stock to be issued to the EPFA Investor pursuant to the EPFA will be purchased at a 5% discount to the lowest daily volume weighted average price during the three (3) trading days immediately prior to the EPFA Investor’s receipt of a notice to sell shares under the EPFA. The EPFA Investor has a financial incentive to sell our shares of Class B Common Stock immediately upon receiving the shares to realize the profit equal to the difference between the discounted price and the market price. If the EPFA Investor sells the shares, the price of our Class B Common Stock could decrease. If our stock price decreases, the EPFA Investor may have a further incentive to sell the shares of our Class B Common Stock that it holds. These sales may have a further impact on our stock price.

Your ownership interest may be diluted and the value of our Class B Common Stock may decline by our selling shares pursuant to the EPFA.

Pursuant to the EPFA, when we deem it necessary, we may raise capital through the sale of our Class B Common Stock to the EPFA Investor at a price equal to a 5% discount to the lowest daily VWAP during the three (3) trading days immediately prior to the EPFA Investor’s receipt of our notice to sell shares. Because the price will be lower than the prevailing market price of our Class B Common Stock, to the extent that we sell shares under the EPFA, your ownership interest may be diluted.

We may not have access to the full amount available under the EPFA or the Note Purchase Agreement.

There are certain conditions to our ability to sell shares under the EPFA and Notes under the Note Purchase Agreement, including registering the resale of the shares of Class B Common Stock issuable pursuant to such agreements.  If we are unable to satisfy the conditions precedent to our ability to sell the shares of Class B Common Stock under the EPFA or Notes under the Note Purchase Agreement, we may not be able to receive any or all of the proceeds from such agreements.

We may be subject to regulatory developments related to crypto assets and crypto asset markets, which could adversely affect our business, financial condition, and results of operations.

As Solana and other digital assets are relatively novel and the application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that adversely affects the price of Solana. The U.S. federal government, states, regulatory agencies, and foreign countries may also enact new laws and regulations, or pursue regulatory, legislative, enforcement or judicial actions, that could materially impact the price of Solana or the ability of individuals or institutions such as us to own or transfer Solana.

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If Solana is determined to constitute a security for purposes of the federal securities laws, the additional regulatory restrictions imposed by such a determination could adversely affect the market price of Solana and in turn adversely affect the market price of our Common Stock. Moreover, the risks of us engaging in a Solana treasury strategy have created, and could continue to create complications due to the lack of experience that third parties have with companies engaging in such a strategy, such as increased costs of director and officer liability insurance or the potential inability to obtain such coverage on acceptable terms in the future.

Regulatory changes reclassifying Solana as a security could lead to our classification as an “investment company” under the Investment Company Act of 1940, as amended, or the 1940 Act, and could adversely affect the market price of Solana and the market price of our Class B Common Stock.

We have adopted a Solana-centric digital asset treasury strategy pursuant to which we will, subject to certain limitations, allocate a significant portion of the proceeds received from the sale of any shares under the EPFA and issuance of Notes pursuant to the Note Purchase Agreement to the purchasing, long-term holding, and staking of Solana tokens, including operating Solana validators to earn staking rewards and contribute to the network’s security and decentralization and reinvesting staking yields to further expand our Solana holdings and strengthen our engagement within the Solana ecosystem. Under Sections 3(a)(1)(A) and (C) of the 1940 Act, a company generally will be deemed to be an “investment company” for purposes of the 1940 Act if (1) it is, or holds itself out as being, engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities or (2) it engages, or proposes to engage, in the business of investing, reinvesting, owning, holding or trading in securities and it owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We do not believe that we are an “investment company,” as such term is defined in the 1940 Act, and are not registered as an “investment company” under the 1940 Act as of the date of this prospectus.

While senior SEC officials have not stated their view as to whether Solana is or is not a “security” for purposes of the federal securities laws, a contrary determination by the SEC could lead to our classification as an “investment company” under the 1940 Act, if the portion of our assets consists of investments in Solanas exceeds 40% safe harbor limits prescribed in the 1940 Act, which would subject us to significant additional regulatory controls that could have a material adverse effect on our business and operations and may also require us to change the manner in which we conduct our business.

We monitor our assets and income for compliance under the 1940 Act and seek to conduct our business activities in a manner such that we do not fall within its definitions of “investment company” or that we qualify under one of the exemptions or exclusions provided by the 1940 Act and corresponding SEC regulations.  Furthermore, if Solana is determined to constitute a security for purposes of the federal securities laws, we would take steps to reduce the percentage of Solana tokens that constitute investment assets under the 1940 Act. These steps may include, among others, selling Solanas that we might otherwise hold for the long term and deploying our cash in non-investment assets, and we may be forced to sell our Solanas at unattractive prices. We may also seek to acquire additional non-investment assets to maintain compliance with the 1940 Act, and we may need to incur debt, issue additional equity or enter into other financing arrangements that are not otherwise attractive to our business. Any of these actions could have a material adverse effect on our results of operations and financial condition. Moreover, we can make no assurance that we would successfully be able to take the necessary steps to avoid being deemed to be an investment company in accordance with the safe harbor. If we were unsuccessful, and if Solana is determined to constitute a security for purposes of the federal securities laws, then we would have to register as an investment company, and the additional regulatory restrictions imposed by 1940 Act could adversely affect the market price of Solana and in turn adversely affect the market price of our Class B Common Stock.

11

The Notes issued pursuant to the Note Purchase Agreement are secured obligations of our company.

The Notes issued pursuant to the Note Purchase Agreement will rank senior to all outstanding and future indebtedness of the Company and its subsidiaries (subject to certain exceptions contained in the Notes) and are secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including all of the capital stock of each of the subsidiaries and the cryptocurrency purchased with the proceeds of the Notes and shares pursuant to the EPFA.  If we default on our obligations under the Notes, it could have a material adverse effect on our business and operations.

Our financial results and the market price of our Common Stock may be affected by the prices of Solana.

As part of our capital allocation strategy for assets that are not required to provide working capital for our ongoing operations, we have invested and will continue to invest in Solana tokens.  As of June 16, 2025, the Company has acquired approximately 15,912 SOL tokens at an aggregate purchase price of approximately $2.55 million.  The price of Solana has historically been subject to dramatic price fluctuations and is highly volatile. Moreover, digital assets, such as Solana, are relatively novel and the application of securities laws and other regulations to such assets is unclear in many respects. It is possible that regulators may interpret laws in a manner that adversely affects the liquidity or value of Solana.

Any decrease in the fair value of Solana below our carrying value for such assets could require us to incur a loss due to the decrease in fair market value, and such charge could be material to our financial results for the applicable reporting period, which may create significant volatility in our reported earnings. Any decrease in reported earnings or increased volatility of such earnings could have a material adverse effect on the market price of our Common Stock. In addition, the application of generally accepted accounting principles in the United States, with respect to Solana, may change in the future and could have a material adverse effect on our financial results and the market price of our Common Stock.

In addition, if investors view the value of our Common Stock as dependent upon or linked to the value or change in the value of our Solana holdings, the price of Solana may significantly influence the market price of our Common Stock.

We face risks relating to the custody of our Solana tokens, including the loss or destruction of private keys required to access our Solana tokens and cyberattacks or other data loss relating to our Solana tokens, including smart contract related losses and vulnerabilities.

We hold our Solana tokens with a single regulated custodian that has duties to safeguard our private keys. In light of the significant amount of Solana tokens we anticipate that we will hold, we may need to engage additional custodians to achieve a greater degree of diversification in the custody of our Solana tokens as the extent of potential risk of loss is dependent, in part, on the degree of diversification. However, multiple custodians may utilize similar wallet infrastructure, cloud service providers or software systems, which could increase systemic technology risk.

If there is a decrease in the availability of digital asset custodians that we believe can safely custody our Solana tokens, for example, due to regulatory developments or enforcement actions that cause custodians to discontinue or limit their services in the United States, we may need to enter into agreements that are less favorable than our current agreements or take other measures to custody our Solana tokens, and our ability to seek a greater degree of diversification in the use of custodial services would be materially adversely affected. While we will conduct due diligence on our custodians and any smart contract platforms we may use, there can be no assurance that such diligence will uncover all risks, including operational deficiencies, hidden vulnerabilities or legal noncompliance.

Currently, the insurance that covers losses of our Solana holdings may cover none or only a small fraction of the value of the entirety of our Solana holdings, and there can be no guarantee that such insurance will be maintained as part of the custodial services we have or that such coverage will cover losses with respect to our Solana. Moreover, our use of custodians exposes us to the risk that the Solana our custodians hold on our behalf could be subject to insolvency proceedings and we could be treated as a general unsecured creditor of the custodian, inhibiting our ability to exercise ownership rights with respect to such Solana. Any loss associated with such insolvency proceedings is unlikely to be covered by any insurance coverage we maintain related to our Solana. The legal framework governing digital asset ownership and rights in custodial or insolvency contexts remains uncertain and continues to evolve, which could result in unexpected losses, protracted recovery processes or adverse treatment in insolvency proceedings.

12

Solana tokens are controllable only by the possessor of both the unique public key and private key(s) relating to the local or online digital wallet in which the Solana is held. While the Solana blockchain ledger requires a public key relating to a digital wallet to be published when used in a transaction, private keys must be safeguarded and kept private in order to prevent a third party from accessing the Solana held in such wallet. To the extent the private key(s) for a digital wallet are lost, destroyed, or otherwise compromised and no backup of the private key(s) is accessible, neither we nor our custodians will be able to access the Solana held in the related digital wallet. Furthermore, we cannot provide assurance that our digital wallets, nor the digital wallets of our custodians held on our behalf, will not be compromised as a result of a cyberattack. The Solana and blockchain ledger, as well as other digital assets and blockchain technologies, have been, and may in the future be, subject to security breaches, cyberattacks, or other malicious activities.

As part of our treasury management strategy, we may engage in staking, restaking, or other permitted activities that involve the use of “smart contracts” or decentralized applications. The use of smart contracts or decentralized applications entails certain risks including risks stemming from the existence of an “admin key” or coding flaws that could be exploited, potentially allowing a bad actor to issue or otherwise compromise the smart contract or decentralized application, potentially leading to a loss of our Solana tokens. Like all software code, smart contracts are exposed to risk that the code contains a bug or other security vulnerability, which can lead to loss of assets that are held on or transacted through the contract or decentralized application. Smart contracts and decentralized applications may contain bugs, security vulnerabilities or poorly designed permission structures that could result in the irreversible loss of Solana tokens or other digital assets. Exploits, including those stemming from admin key misuse, admin key compromise, or protocol flaws, have occurred in the past and may occur in the future.

If we or our third-party service providers experience a security breach or cyberattack and unauthorized parties obtain access to our Solana, or if our private keys are lost or destroyed, or other similar circumstances or events occur, we may lose some or all of our Solana and our financial condition and results of operations could be materially adversely affected.

Substantially all of the Solana we own is held in custody accounts at U.S.-based institutional-grade digital asset custodians. Security breaches and cyberattacks are of particular concern with respect to our Solana. Solana and other blockchain-based cryptocurrencies and the entities that provide services to participants in the Solana ecosystem have been, and may in the future be, subject to security breaches, cyberattacks, or other malicious activities. For example, in October 2021 it was reported that hackers exploited a flaw in the account recovery process and stole from the accounts of at least 6,000 customers of the Coinbase exchange, although the flaw was subsequently fixed and Coinbase reimbursed affected customers. Similarly, in November 2022, hackers exploited weaknesses in the security architecture of the FTX Trading digital asset exchange and reportedly stole over $400 million in digital assets from customers. A successful security breach or cyberattack could result in:

•	a partial or total loss of our Solana in a manner that may not be covered by insurance or the liability provisions of the custody agreements with the custodians who hold our Solana;

•	harm to our reputation and brand;

•	improper disclosure of data and violations of applicable data privacy and other laws; or

•	significant regulatory scrutiny, investigations, fines, penalties, and other legal, regulatory, contractual and financial exposure.

Further, any actual or perceived data security breach or cybersecurity attack directed at other companies with digital assets or companies that operate digital asset networks, regardless of whether we are directly impacted, could lead to a general loss of confidence in the broader Solana ecosystem or in the use of the Solana network to conduct financial transactions, which could negatively impact us.

13

Attacks upon systems across a variety of industries, including industries related to Solana, are increasing in frequency, persistence, and sophistication, and, in many cases, are being conducted by sophisticated, well-funded and organized groups and individuals, including state actors. The techniques used to obtain unauthorized, improper or illegal access to systems and information (including personal data and digital assets), disable or degrade services, or sabotage systems are constantly evolving, may be difficult to detect quickly, and often are not recognized or detected until after they have been launched against a target. These attacks may occur on our systems or those of our third-party service providers or partners. We may experience breaches of our security measures due to human error, malfeasance, insider threats, system errors or vulnerabilities or other irregularities. In particular, we expect that unauthorized parties will attempt to gain access to our systems and facilities, as well as those of our partners and third-party service providers, through various means, such as hacking, social engineering, phishing and fraud. Threats can come from a variety of sources, including criminal hackers, hacktivists, state-sponsored intrusions, industrial espionage, and insiders. In addition, certain types of attacks could harm us even if our systems are left undisturbed. For example, certain threats are designed to remain dormant or undetectable, sometimes for extended periods of time, or until launched against a target and we may not be able to implement adequate preventative measures. Further, there has been an increase in such activities due to the increase in work-from-home arrangements. The risk of cyberattacks could also be increased by cyberwarfare in connection with ongoing or future armed conflicts, including potential proliferation of malware into systems unrelated to such conflicts. Any future breach of our operations or those of others in the Solana industry, including third-party services on which we rely, could materially and adversely affect our financial condition and results of operations.

We face other risks related to our Solana treasury reserve business model.

Our Solana treasury reserve business model exposes us to various risks, including the following:

•	Solana and other digital assets are subject to significant legal, commercial, regulatory, and technical uncertainty, and our Solana strategy subjects us to enhanced regulatory oversight;

•	regulatory changes could impact our ability to operate validators or receive rewards;

•	regulatory scrutiny of the Company’s activities may increase, potentially limiting our operations;

•	potential litigation risks exist related to smart contract vulnerabilities, validator operations, or our business activities;

•	uncertainty around Solana’s regulatory status may impact our ability to list on certain exchanges;

•	changes in political administration may not guarantee a favorable regulatory environment for Solana; and

•	increased regulatory focus on Layer-1 blockchains beyond Bitcoin and Ethereum could result in new compliance requirements.

Servicing our indebtedness, including the Notes, may require a significant amount of cash, and the restrictive covenants contained in the documents that govern our indebtedness could adversely affect our business plan, liquidity, financial condition, and results of operations.

We and our subsidiaries may be required to repay or redeem, or to pay interest on, the Notes or any future permitted indebtedness incurred by us or our subsidiaries, in cash. Despite our right to pay the interest and principal balance of the Notes by issuing shares of our Common Stock and/or adding the amount of any required cash interest to the outstanding principal amount of the Notes, we may be required to repay such indebtedness in cash, if we do not meet certain conditions or in certain other circumstances. For example, we may be required to repay the outstanding principal balance and accrued but unpaid interest, along with a premium, upon the occurrence of certain changes of control or an event of default.

14

Our ability to make payments of the principal of, to pay interest on, or to redeem our indebtedness in cash, depends on our future performance, which is subject to economic, financial, competitive and other factors beyond our control. In addition, the Notes contain, and any future indebtedness may contain, restrictive covenants, including financial covenants. These payment obligations and covenants could have important consequences on our business. In particular, they could:

•	require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness;
•

limit, among other things, our ability to borrow additional funds and otherwise raise additional capital, and our ability to conduct acquisitions, joint ventures or similar arrangements, as a result of our obligations to make such payments and comply with the restrictive covenants in the indebtedness;

•	limit our flexibility in planning for, or reacting to, changes in our businesses and the industries in which we operate;
•	increase our vulnerability to general adverse economic and industry conditions; and
•	place us at a competitive disadvantage compared to our competitors that have lower fixed costs.

If we are unable to make required payments under our indebtedness, there could be a default under one or more of the instruments governing such indebtedness. Any such default or acceleration may further result in an event of default and acceleration of our other indebtedness. In such event, or if a default otherwise occurs under our indebtedness, including as a result of our failure to comply with the financial or other covenants contained therein, the holders of our indebtedness could require us to immediately repay the outstanding principal and interest on such indebtedness in cash, in some cases subject to a premium. Furthermore, the Notes rank senior to all outstanding and future indebtedness of the Company and its subsidiaries (subject to certain exceptions contained in the Notes) and is secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including all of the capital stock of each of the subsidiaries and the cryptocurrency purchased with the proceeds of the Notes as well as any shares under the EPFA.  Accordingly, the holders of the Notes could foreclose on their security interests in our assets.

If we are required to make payments under our indebtedness in cash and are unable to generate sufficient cash flow from operations, we may be required to sell assets, or we may seek to refinance the remaining balance, by either refinancing with the holder of the indebtedness, by raising sufficient funds through a sale of equity or debt securities or by obtaining a credit facility. No assurances can be given that we will be successful in making the required payments under our indebtedness, or in refinancing our obligations on favorable terms, or at all. Our ability to refinance our indebtedness will depend on the capital markets and our financial condition at such time. A failure to refinance could have a material adverse effect on our liquidity, financial position, and results of operations. Should we refinance, it could be dilutive to shareholders or impose onerous terms on us.

The Notes issued pursuant to the Note Purchase Agreement restrict our ability to declare dividends.

The Notes provide that so long as they remain outstanding and have not been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock.

15

THE NASDAQ PROPOSAL

As described above, on April 30, 2025, we entered into the EPFA. Pursuant to the EPFA, subject to certain conditions precedent contained therein, we have the right to issue and sell to the EPFA Investor, and the EPFA Investor shall purchase from us, up to an aggregate of $400 million in newly issued shares of Common Stock. Additionally, on May 30, 2025, we entered into the Note Purchase Agreement with the Note Investor.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities pursuant to any agreement in excess of 19.99% of the outstanding common stock at a price that is less than the Minimum Price.  Each of the EPFA and Note Purchase Agreement provides for the issuance of shares of Class B Common Stock at prices that could be below the Minimum Price.

Additionally, under Nasdaq Listing Rule 5635(b), stockholder approval is required when any issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single invested or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Accordingly, under Nasdaq Rule 5635(b), the issuance of the shares of Class B Common Stock under the EPFA and Note Purchase Agreement could result in a “change of control” of the Company.

As a result, we are required to obtain stockholder approval of the issuances under the EPFA and Note Purchase Agreement pursuant to Nasdaq Listing Rules 5635.

Effects if the Nasdaq Proposal Is Approved

If the stockholders approve this proposal, the Company will be able to issue shares of its Class B Common Stock in excess of 19.99% of the Company’s outstanding shares of Class B Common Stock as of April 30, 2025 with respect to the EPFA and May 30, 2025 with respect to the Note Purchase Agreement.  The shares of Class B Common Stock issuable to the EPFA Investor and Note Investor would have the same rights and privileges as the shares of the Company’s currently authorized Class B Common Stock. The issuance of such shares will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of the Company’s Class B Common Stock or in greater price volatility.

Effects if the Nasdaq Proposal Is Not Approved

If the stockholders do not approve this proposal, the Company will be unable to issue shares of its Class B Common Stock in excess of 19.99% of the Company’s outstanding shares of Class B Common Stock as of April 30, 2025 with respect to the EPFA and May 30, 2025 with respect to the Note Purchase Agreement.  This may negatively impact the Company’s operations and require additional financing which may not be on terms favorable to the Company or available at all.  In addition, if the Company’s stockholders do not approve this proposal, the Company will continue to seek stockholder approval of this proposal until it obtains such approval. As such, failure to obtain stockholder approval of this proposal will require the Company to incur the costs of holding one or more additional stockholder meetings until it obtains such approval.

Notwithstanding the foregoing, as indicated above, the shares of Common Stock held by the Majority Holder and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. Pursuant to a Voting Agreement entered into by the Majority Holder in connection with the Note Purchase Agreement, the Majority Holder has agreed to vote in favor of the Nasdaq Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the Nasdaq Proposal and therefore such proposal will be approved at the special meeting.

Required Vote and Recommendation

The proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock, represented in person (virtually) or by proxy at the meeting and entitled to vote thereon.  Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, will not have any effect on the vote with respect to this proposal.

The board of directors recommends that stockholders vote “FOR” the approval of the Nasdaq Proposal.

16

THE AUTHORIZED SHARE PROPOSAL

On June 12, 2025, the Board unanimously adopted and declared the advisability of an amendment to the charter to increase the total number of shares of Class B Common Stock the Company is authorized to issue from 450,000,000 shares to 2,000,000,000 shares. The Board further directed that this amendment be considered at a special meeting of stockholders. Accordingly, at the special meeting, stockholders will vote on a proposal to approve this amendment.

The form of the certificate of amendment is attached as Annex A to this proxy statement. If approved by the stockholders, the amendment to the charter will become effective upon the filing of the certificate of amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after the special meeting.

Description of the Amendment to the Charter

If the amendment to the charter is approved, the Board will be authorized to issue the additional shares of Class B Common Stock, in its discretion (including pursuant to the EPFA and Note Purchase Agreement), without further approval of the stockholders, and the Board does not intend to seek stockholder approval prior to any issuance of the shares of Class B Common Stock, unless stockholder approval is required by applicable law or securities exchange rules.

The additional shares of Class B Common Stock for which authorization is sought would be identical to the shares of Class B Common Stock the Company is presently authorized to issue. Holders of shares of Class B Common Stock are entitled vote on all matters submitted to Company stockholders for their vote or approval. Each share of Class B Common Stock has the voting power of one vote. Under the terms of the Company Bylaws, directors will be elected by a plurality of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the Company’s stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by Company’s stockholders present in person virtually or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the charter, the Company’s Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.  Holders of shares of Class B Common Stock are entitled to receive dividends, as and if declared by the board of directors out of legally available funds.  Upon the liquidation or dissolution of the Company, the holders of shares of Class B Common Stock are entitled to share ratably in those of Company’s assets that are legally available for distribution to Company stockholders after payment of liabilities and subject to the prior rights of the holders of preferred stock then outstanding.

Reasons for the Amendment to the Charter

The Board believes approval of the amendment is in the best interests of the Company and its stockholders. The authorization of additional shares of Class B Common Stock will enable the Company to sell the full amount of shares and Notes under the EPFA and Note Purchase Agreement, respectively.  The additional shares may also be used to expand the Company’s equity incentive plans if desired in the future, as well as for acquiring other businesses, or for forming strategic partnerships and alliances. The Company explores opportunities for strategic transactions that could result in the issuance of Class B Common Stock, including equity capital raises, as they arise or as the Company’s needs require. Although the Company frequently reviews various transactions, the Company has no current agreement or commitment to issue additional shares of its Class B Common Stock, except for issuances under the EPFA and upon conversion of Notes pursuant to the Note Purchase Agreement and other outstanding convertible securities.

The Board also considered certain risks of the amendment. The issuance of additional shares of Class B Common Stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company’s capital stock. It may also adversely affect the market price of the Class B Common Stock. However, if the issuance of additional shares of Class B Common Stock allows the Company to pursue its business plan and grow its business, the market price of the Class B Common Stock may increase.

While not intended as an anti-takeover provision, the additional shares of Class B Common Stock for which authorization is sought could also be used by management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Class B Common Stock to purchasers who would oppose a takeover or favor the current Board. Although the amendment to the charter has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by management to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

17

Required Vote and Recommendation

Approval of the Authorized Share Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock. Neither Delaware law, nor the charter or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with the Authorized Share Proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

As indicated above, the shares of Common Stock held by the Majority Holder and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. The Majority Holder has agreed to vote in favor of the Authorized Share Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the Authorized Share Proposal and therefore such proposal will be approved at the special meeting.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Authorized Share Proposal.

18

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 10:00 a.m. EST,  [July 18], 2025.  The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://______________.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company Common Stock at the close of business on June 23, 2025, the record date for the special meeting. At the close of business on the record date, there were [6,535,014] shares of Class A Common Stock and [17,258,473] shares of Class B Common Stock outstanding.  Each share of Class A Common Stock has the voting power of twenty-five votes and each share of Class B Common Stock has the voting power of one vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Required Vote

Nasdaq Proposal.    Approval of the Nasdaq Proposal will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock, represented in person (virtually) or by proxy at the meeting and entitled to vote thereon.  Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Authorized Share Proposal.    Approval of the Authorized Share Proposal will require the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

As indicated above, the shares of Common Stock held by the Majority Holder and the Company’s other officers and directors represented approximately 28% of the Company’s issued and outstanding Common Stock and approximately 91% of the Company’s voting power. The Majority Holder has agreed to vote in favor of the Nasdaq Proposal and Authorized Share Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the proposals and therefore such proposals will be approved at the special meeting.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NASDAQ PROPOSAL AND “FOR” THE AUTHORIZED SHARE PROPOSAL.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each executive officer and director; and

•	all executive officers and directors as a group.

Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Class A Common Stock (#)	Percentage (%)	Number of Class B Common Stock (#)		Percentage (%)	% of Total Voting Power(2)
Executive Officers and Directors:
Hui Luo	6,535,014	100%	522,801	(3)	3.2%	91.2%
Yanling Peng	-	-	-	(4)	-	-
Yan Zhang	-	-	-		-	-
Tracy Xia	-	-	-		-	-
Mona Liang	-	-	-		-	-
Amanda Chang	-	-	-		-	-
All Directors and Executive Officers as a group (6 Individuals)	6,535,014	100%	522,801	(3)(4)	3.2%	91.2%

Greater than 5% Holders:
Battery Future Sponsor LLC(5)	-	-	1,751,501		11.1%	*
Camel Bay, LLC(6)	-	-	2,912,099		18.5%	1.6%
Pala Investments Limited	-	-	1,254,704		7.9%	*

____________________

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 450 7th Avenue, Suite 905, New York, New York 10123.
(2)

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B Common Stock, as a single class. The holders of our Class A Common Stock are entitled to 25 votes per share, and holders of our Class B Common Stock are entitled to one vote per share.

(3)	Represents 522,801 shares of Class B Common Stock issuable upon conversion of a like number of shares of Series A Preferred Stock which are convertible at any time at the option of the holder.
(4)	Does not include an aggregate of 460,000 shares of Common Stock issued to Ms. Peng under the 2024 Plan subject to vesting conditions that will not be satisfied in the next 60 days.
(5)

Battery Future Manager LLC is the manager of Battery Future Sponsor LLC. Joshua Payne is the sole member of Battery Future Manager LLC and has voting and investment discretion with respect to the ordinary shares held of record by Battery Future Sponsor LLC. Mr. Payne disclaims any beneficial ownership of the shares held by such entity, except to the extent of his pecuniary interest therein.

(6)

Graham Wood, LLC (“Wood”) is the managing member of Camel Bay LLC. Ling Shi is the managing member of Wood.  The business address of each of Camel Bay and Wood, as reported in the Schedule 13D, is 8 The Green, Suite 15614, Dover, DE 19901.

20

STOCKHOLDER PROPOSALS

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 450 7th Avenue, Suite 905, New York, New York 10123.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Classover Holdings, Inc.

450 7th Avenue, Suite 905

New York, New York 10123

Tel: (800) 345-9588

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [__], 2025.

21

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CLASSOVER HOLDINGS, INC.

Pursuant to Section 242 of the

General Corporation Law of Delaware

The undersigned Chairperson of the Board and Chief Executive Officer of Classover Holdings, Inc. (the “Corporation”) does hereby certify:

FIRST: The name of the Corporation is Classover Holdings, Inc.

SECOND: The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and by substituting the following new first paragraph of Article FOURTH in lieu thereof:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 2,060,000,000 of which (i) 2,050,000,000 shares shall be Common Stock of the par value of $0.0001 per share (“Common Stock”), representing (a) 50,000,000 shares of Class A Common Stock (“Class A Common Stock”) and (b) 2,000,000,000 shares of Class B Common Stock (“Class B Common Stock”), and (ii) 10,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share..”

THIRD: The foregoing amendment to the Corporation’s certificate of incorporation was duly adopted in accordance with the provisions of Sections 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this [●] day of July, 2025.

Hui Luo
Chairperson of the Board and Chief Executive Officer

PRELIMINARY PROXY

CLASSOVER HOLDINGS, INC.

450 7th Avenue, Suite 905

New York, New York 10123

SPECIAL MEETING OF STOCKHOLDERS

[July 18], 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

CLASSOVER HOLDINGS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[July 18], 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and proxy statement, dated June [__], 2025, in connection with the special meeting to be held at 10:00 a.m. EST on [July 18], 2025.  The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://______________.  The undersigned appoints Hui Luo and/or Yanling Peng as proxies, with power of substitution, to vote all shares of Common Stock of Classover Holdings, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” NASDAQ PROPOSAL (PROPOSAL 1), AND “FOR” THE AUTHORIZED SHARE PROPOSAL (PROPOSAL 2).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [July 18], 2025: This notice of meeting and the accompany proxy statement are available at https://______________.

Proposal 1 — Nasdaq Proposal	FOR	AGAINST	ABSTAIN

Approve the issuance of Class B Common Stock in excess of 19.99% of the issued and outstanding shares of the Company in connection with that certain Equity Purchase Facility Agreement and the Securities Purchase Agreement.

	☐	☐	☐

Proposal 2 — Authorized Share Proposal	FOR	AGAINST	ABSTAIN

Approve an amendment to the Company’s amended and restated certificate of incorporation to increase the total number of shares of Class B Common Stock the Company is authorized to issue from 450,000,000 shares to 2,000,000,000 shares.

	☐	☐	☐

Dated: ________________________2025

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.